Acquisitions, Goodwill and Other Intangibles Assets	3 Months Ended
Mar. 31, 2016
Acquisitions, Goodwill and Intangible Assets Disclosure [Abstract]
Acquisitions, Goodwill and Other Intangible Assets

NOTE 7. ACQUISITIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

Acquisitions

On November 2, 2015, we acquired the Thermal, Renewables and Grid businesses from Alstom. The purchase price was €9,200 million ($10,135 million), net of cash acquired of approximately €1,600 million ($1,765 million). In order to obtain approval by the European Commission and the Department of Justice, GE pledged to sell certain of Alstom's gas-turbine assets and its Power Systems Manufacturing subsidiary to Ansaldo Energia SpA (Ansaldo) after the close of the transaction for approximately €120 million. The purchase price will be paid by Ansaldo over a period of five years. The transaction closed on February 25, 2016.

As further discussed below and elsewhere in this report, the acquired Alstom businesses had a significant impact on our industrial businesses, directly affecting accounting and reporting related to three of our operating segments, as well as the creation of several new, jointly-owned entities. Given the timing and complexity of the acquisition, the presentation of these businesses in our financial statements, including the allocation of the purchase price, is preliminary and likely to change in future reporting periods. We will complete our post-closing procedures and purchase price allocation no later than the fourth quarter of 2016.

As noted above, we formed three consolidated joint ventures with Alstom in grid technology, renewable energy, and global nuclear and French steam power. In addition, GE contributed its Digital Energy business to the grid technology joint venture.

Alstom holds redemption rights with respect to its interest in each joint venture, which, if exercised, would require us to purchase all of their interest during September 2018 or September 2019 for the grid technology and renewable energy joint ventures. Alstom also holds similar redemption rights for the global nuclear and French steam power joint venture that are exercisable during the first full calendar quarter immediately following the fifth or sixth anniversary of the acquisition date. The redemption price would generally be equal to Alstom's initial investment plus annual accretion of 3% for the grid technology and renewable energy joint ventures and plus annual accretion of 2% for the nuclear and French steam power joint venture, with potential upside sharing based on an EBITDA multiple. Alstom also holds additional redemption rights in other limited circumstances as well as a call option to require GE to sell all of its interests in the renewable energy joint venture at the higher of fair value or Alstom's initial investment plus annual accretion of 3% during the month of May in the years 2016 through 2019 and also upon a decision to IPO the joint venture.

GE holds a call option on Alstom's interest in the global nuclear and French steam power joint venture at the same amount as Alstom's redemption price in the event that Alstom exercises its put option in the grid technology or renewable energy joint ventures. GE also has call options on Alstom's interest in the three joint ventures in other limited circumstances. In addition, the French Government holds a preferred interest in the global nuclear and French steam power joint venture, giving it certain protective rights.

The acquisition and alliances with Alstom affected our Power, Energy Connections and Renewable Energy segments, and to a lesser extent our Oil & Gas segment. The financial impact of acquired businesses on individual segments will be affected by a number of variables, including operating performance, purchase accounting effects and expected synergies. In addition, due to the amount of time that elapsed between signing and closing, the commercial operations of the businesses were negatively affected primarily as a result of uncertainty among Alstom customers regarding the execution of the transaction. This affected the overall valuation of the acquired businesses at the time of close and, accordingly, is reflected in the amounts assigned to the assets and liabilities recorded in purchase accounting. In addition, the amount of goodwill recognized compared with identifiable intangible assets is affected by estimated GE-specific synergies, which are not permitted to be included in the measurement of identifiable intangibles. Such synergies include additional revenue from cross-selling complementary product lines.

The fair value of the acquired businesses, including a preliminary valuation of noncontrolling interests, at the time of close was approximately $13,700 million, net of cash acquired. In the fourth quarter of 2015, the preliminary amount of goodwill, intangible assets and unfavorable customer contract liabilities, recognized was approximately $13,500 million, $5,200 million, and $1,100 million respectively. The preliminary fair value of the associated noncontrolling interests was approximately $3,600 million, which consists of approximately $2,900 million for Alstom's redeemable noncontrolling interests in the three joint ventures (presented separately from total equity in the consolidated balance sheet) and $700 million for all other noncontrolling interests.

In the first quarter of 2016, the preliminary amount of goodwill, intangible assets, and unfavorable customer contract liabilities, recognized was adjusted to approximately $14,200 million, $4,500 million, and $1,100 million respectively. The adjustments reflected refinements in estimates in the first quarter of 2016, primarily related to updated revenue and cost assumptions for customer contracts, and other fair value adjustments related to acquired assets and liabilities. In addition, the preliminary fair value of Alstom’s redeemable noncontrolling interests was adjusted to approximately $2,950 million and all other noncontrolling interests to approximately $650 million.

As discussed previously, the size and complexity of this acquisition will affect the timing of completing the purchase accounting work. As of the end of the first quarter of 2016, our review is continuing on a large number of customer contracts, valuation of acquired property, plant and equipment, and evaluation of litigation claims and legacy compliance actions related to Alstom, among other areas. We are seeking to ascertain and substantiate the nature of potential adjustments to the acquisition date balance sheet, which include, but are not limited to, differences between IFRS and US GAAP. We expect to record additional purchase accounting adjustments as this work progresses.

CHANGES IN GOODWILL BALANCES

			Dispositions,
			currency
	Balance at		exchange	Balance at
(In millions)	January 1, 2016	Acquisitions (a)	and other	March 31, 2016

Power	$16,736	$718	$(11)	$17,443
Renewable Energy	2,580	(87)	(34)	2,459
Oil & Gas	10,594	-	(28)	10,566
Energy Connections	6,227	63	1	6,291
Aviation	8,567	-	38	8,605
Healthcare	17,353	-	(23)	17,330
Transportation	851	-	12	863
Appliances & Lighting	214	-	35	249
Capital	2,370	-	-	2,370
Corporate	34	-	1	35
Total	$65,526	$694	$(9)	$66,212

(a) Goodwill balances associated with Alstom and their allocations to segments are preliminary.

Goodwill balances increased by $686 million in 2016, primarily as a result of the Alstom acquisition purchase accounting adjustments.

oTHER INTANGIBLE ASSETS

OTHER INTANGIBLE ASSETS - NET

(In millions)	March 31, 2016	December 31, 2015

Intangible assets subject to amortization	$16,790	$17,688
Indefinite-lived intangible assets(a)	100	109
Total	$16,890	$17,798

(a) Indefinite-lived intangible assets principally comprise trademarks and in-process research and development.

INTANGIBLE ASSETS SUBJECT TO AMORTIZATION

	March 31, 2016			December 31, 2015
	Gross			Gross
	carrying	Accumulated		carrying	Accumulated
(In millions)	amount	amortization	Net	amount	amortization	Net

Customer-related	$9,319	$(2,140)	$7,179	$9,758	$(2,113)	$7,645
Patents and technology	8,320	(3,209)	5,111	8,543	(3,096)	5,447
Capitalized software	7,391	(4,156)	3,235	7,375	(4,136)	3,239
Trademarks	1,264	(297)	967	1,337	(282)	1,055
Lease valuations	125	(32)	93	167	(22)	145
Present value of future profits(a)	659	(659)	-	651	(651)	-
All other	342	(137)	205	267	(108)	159
Total	$27,420	$(10,630)	$16,790	$28,098	$(10,408)	$17,688

(a) Balances at March 31, 2016 and December 31, 2015 reflect adjustments of $260 million and $266 million, respectively, to the present value of future profits in our run-off insurance operation to reflect the effects that would have been recognized had the related unrealized investment securities holding gains and losses actually been realized.

Intangible assets subject to amortization decreased by $898 million in the three months ended March 31, 2016, primarily as a result of changes in the fair value of the acquired Alstom intangible assets and amortization.

GE amortization expense related to intangible assets subject to amortization was $445 million and $337 million in the three months ended March 31, 2016 and 2015, respectively. GE Capital amortization expense related to intangible assets subject to amortization was $33 million and $26 million in the three months ended March 31, 2016 and 2015, respectively.